Exhibit 99.1

1ST CENTENNIAL BANK

DIRECTORS DEFERRED COMPENSATION PLAN

The 1st Centennial Bank Directors Deferred Compensation Plan (the “Plan”) is adopted effective as of July 20, 2007 by 1st Centennial Bank (the “Bank”), for the purpose of providing deferred compensation for members of the Bank’s Board of Directors. Accordingly, it is intended that this Plan be exempt from the requirements of Parts II, III and IV of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) pursuant to Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. This Plan is intended to be an unfunded, non-qualified deferred compensation plan. Plan participants shall have the status of general, unsecured creditors of the Bank with respect to the payment of Plan benefits. This Plan is intended to meet the requirements of Section 409(A) in the Internal Revenue Code of 1986, as amended (the “Code”) and any regulations promulgated thereunder.

SECTION 1

DEFINITIONS

1.1 Benefit. “ Benefit” means the Participant’s benefit under this Plan which shall equal $25,000 per year for ten years payable as of a Participant’s Payment Date.

1.2 Administrator. “Administrator” shall mean Bank.

1.3 Bank. “Bank” means 1st Centennial Bank.

1.4 Beneficiary or Beneficiaries. “Beneficiary” or “Beneficiaries” shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant’s death. No beneficiary designation shall become effective until it is filed with the Committee. Any designation shall be revocable at any time through a written instrument filed by the Participant with the Committee with or without the consent of the previous Beneficiary. However, no designation of a Beneficiary other than the Participant’s spouse shall be valid unless consented to in writing by such spouse. If there is no such designation or if there is no surviving designated Beneficiary, then the Participant’s surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant’s estate (which shall include either the Participant’s probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant’s estate duly appointed and acting in that capacity within 90 days after the Participant’s death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant’s death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person’s living parent(s) to act as custodian, (b) if that person’s parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor. Payment by Company pursuant to any unrevoked Beneficiary designation, or to the Participant’s estate if no such designation exists, of all benefits owed hereunder shall terminate any and all liability of Company.

1.5 Board of Directors or Board. “Board of Directors” or “Board” shall mean the Board of Directors of 1st Centennial Bank.

1.6 Change of Control. “Change of Control” shall mean any of the following:

(a) a change of ownership by any one person or more than one person acting as a group where together with the stock held by such person or group the acquisition constitutes more than fifty percent (50%) of the value or voting power of the Bank’s stock or that of the Bank’s parent holding company, 1st Centennial Bancorp (the “Company”); or

(b) the acquisition by any one person or more than one person acting as a group (including acquisitions made during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or the Company possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(c) the replacement of a majority of members of the Company’s Board of Directors during any 12-month period by members of the Company’s Board whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election; or

(d) a change in ownership of a substantial portion of the Bank’s or Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires or has acquired during the 12-month period ending in the date of the most recent acquisition of such person or person’s assets from the Bank or Company that have a total gross fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Bank or Company immediately prior to such acquisition or acquisitions.

1.7 Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8 Committee. “Committee” shall mean the Personnel Committee of the Board, which shall be appointed by Bank to assist in the administration of this Plan.

1.9 Company. “Company” shall mean 1st Centennial Bancorp.

1.10 Director. “Director” means a non-employee member of the Board.

1.11 Disability. “Disability” shall mean a situation under which the Participant is disabled by reason of any medically determinable physical or mental impairment, which can be expected to result in death, or expected to last for a continuous period of not less than 12 months.

1.12 Retirement Date. “ Retirement Date” shall be the first day of the month coinciding with the Participant’s 73rd birthday or 5 years from the date of this Plan (July 20, 2012), whichever occurs first.

1.13 Participant. “Participant” shall mean a member of the Board of Directors of Bank who is not an employee of the Bank.

1.14 Payment Date. “Payment Date” shall mean a date no later than 75 days following the date in which a Participant or Beneficiary becomes entitled to payment due to attainment of the Retirement Date, the Participant’s Disability, death, or Change of Control. There shall be no Benefit paid in the case of Termination for Cause.

1.15 Plan. “Plan” shall mean 1st Centennial Bank Directors Retirement Plan.

1.16 Termination for Cause. “Termination for Cause” shall mean the termination of the Director’s service as a member of the Board upon the occurrence of any of the following events: (i) Director engages in illegal activity which materially adversely affects the Bank’s reputation in the community of which evidences the lack of Director’s fitness or ability to perform Director’s duty as determined by the Board in good faith; (ii) Director has committed any illegal or dishonest act which could cause termination of coverage under the Bank’s Bankers’ Blanket Bond as to Director, as distinguished from termination of coverage as to the Bank as a whole; (iii) Director materially fails to perform, or habitually neglects, Director’s duties or commits any material act of malfeasance or misfeasance in connection therewith; (iv) Director engages in falsification of reports or material, intention misrepresentation or omission of information supplied by the Bank to regulatory agencies; or (v) an action is commenced by any bank regulatory agency having jurisdiction to remove or suspend Director from the Board or a cease and desist order under 12 U.S.C. 1818(b) or any similar federal or state statute issued against a Director or the Bank which calls for Director’s suspension or removal from the Board.

SECTION 2

BENEFITS PROVIDED UNDER THE PLAN

2.1 Retirement Benefit. A Participant shall receive his or her Retirement Benefit beginning on his or her Payment Date.

2.2 Disability Retirement Benefit. If a Participant incurs a Disability, such Participant shall receive his or her Retirement Benefit on his or her Payment Date.

2.3 Death Benefit. In the event the Participant should die prior to commencement of payment of his Retirement Benefit, the Participant’s Beneficiary shall receive payment of the Participant’s Retirement Benefit beginning on the Payment Date. In the event the Participant dies after commencing receipt of his or her Retirement Benefit, the unpaid remainder of the Retirement Benefit shall continue to be paid to the Participant’s Beneficiary until such Retirement Benefit has been paid in full.

2.4 Change of Control Payment. In the event of a Change of Control, the Participant shall receive his or her Retirement Benefit beginning on his or her Payment Date.

2.5 Forfeiture of Benefits. A Participant’s Retirement Benefit will be forfeited in the event the Participant’s Service is terminated due to Termination for Cause.

SECTION 3

ADMINISTRATION

3.1 Committee. A Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board, which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Board.

3.2 Committee Action. The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. Notwithstanding any provision to the contrary, the Committee’s actions shall be advisory in nature only and shall be deemed as recommendations to the Board.

3.3 Powers and Duties of the Committee.

(a) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

(i) To construe and interpret the terms and provisions of this Plan;

(ii) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;

(iii) To maintain all records that may be necessary for the administration of the Plan;

(iv) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

(v) To make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

(vi) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe; and

(vii) To take all actions necessary for the administration of the Plan.

3.4 Construction and Interpretation. The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretations or construction shall be final and binding on all parties, including but not limited to the Bank and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

3.5 Information. To enable the Committee to perform its functions, the Bank shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other events which cause termination of their participation in this Plan, and such other pertinent facts as the Committee may require.

3.6 Compensation, Expenses and Indemnity.

(a) The members of the Committee shall serve without compensation for their services hereunder.

(b) The Committee is authorized at the expense of the Bank to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Bank.

3.7 Disputes.

(a) Submission of Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Plan (hereinafter referred to as “Claimant”) must file a written request for such benefit with the Bank, setting forth his or her claim. The request must be addressed to the President of the Bank at its then principal place of business. The claim must be dated and signed by the Claimant or his or her authorized representative, and must contain the Claimant’s address and telephone number.

(b) Denial of Claim. If a claim is wholly or partially denied, the Bank or its delegate shall, within a reasonable period of time not to exceed ninety (90) days after receipt of the claim, provide written notice to the Claimant setting forth the following in a manner calculated to be understood by the Claimant:

(i) The specific reason or reasons for the denial;

(ii) Specific reference to pertinent Plan provisions on which the denial is based;

(iii) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) An explanation of the Plan’s review procedures and time limits.

If special circumstances require an extension of time for processing the claim, the Company or its delegate may extend the period for an additional ninety (90) days by furnishing written notice of the extension and the special circumstances to the Claimant prior to the termination of the initial 90-day period.

If notice of denial of the claim is not furnished to a Claimant within these periods, and the claim has not been granted within these periods, the claim shall be deemed denied for the purposes of review.

(c) Appeal from Denial of Claim. A Claimant who wishes to appeal the denial of a claim must deliver to the Committee a written application for review within sixty (60) days after receipt by the Claimant of written notification of denial of the claim. Such written application must be addressed to the Secretary of the Bank, at its then principal place of business. The written application must be dated and signed by the Claimant or his or her authorized representative and must request a review of the prior denial of the claim. The Claimant shall be entitled to a full and fair review of the denial of his or her claim, including the opportunity to submit issues and comments in writing.

Any new information will be considered without regard to whether it was submitted in the initial determination for benefits. On appeal, the Claimant or the Claimant’s representative may also review all relevant documents, records, and other information pertaining to the claim for benefits which were relied upon, submitted, considered or generated in the course of making such benefit determination. The Claimant may also request a copy of such documents free of charge.

(d) Committee Review of Appeal. The Committee shall make its decision on the appeal within a reasonable period of time not to exceed sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing, if in the Committee’s determination a hearing is necessary or advisable) require an extension of time, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension and the special circumstances shall be furnished to the Claimant prior to the commencement of the extension. If the decision on review is not furnished within these time limits, the claim shall be deemed denied on review.

The decision on review shall be in writing, shall be written in a manner calculated to be understood by the Claimant, and shall include specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based, and notice that the applicant is entitled to receive the relevant documents pertaining to the claim, and, where appropriate, that the Claimant has a right to bring an action under Section 502(a) of ERISA.

(e) Exhaustion of Administration Remedies. The claims procedures set forth in this Section 7.8 shall be strictly adhered to by each Claimant under this Plan and no judicial or arbitration proceedings with respect to any claim for Plan benefits hereunder shall be commenced by any Claimant until the proceedings set forth herein have been exhausted in full.

SECTION 4

MISCELLANEOUS

4.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Bank or Company. No assets of the Bank or Company shall be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Plan. Any and all of the Bank’s assets shall be, and remain, the general unpledged, unrestricted assets of the Bank. The Bank’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Bank that this Plan be unfunded for purposes of the Code.

4.2 Restriction Against Assignment. The Bank shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant’s Accounts shall be liable for the debts, contracts, or engagements of any Participant, his or her Beneficiary, or successors in interest, nor shall a Participant’s Accounts be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, commute, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Committee shall direct.

4.3 Withholding. There shall be deducted from each payment made under the Plan or any other Compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Bank in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or compensation) by the amount of cash sufficient to provide the amount of said taxes.

4.4 Amendment, Modification, Suspension or Termination. The Committee may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant’s Accounts.

4.5 Governing Law. This Plan shall be construed, governed and administered in accordance with the laws of the State of California.

4.6 Receipt or Release. Any payment to a Participant or the Participant’s Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Bank. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

4.7 Payments on Behalf of Persons Under Incapacity. In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgment, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee and the Company.

4.8 Headings. Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

IN WITNESS WHEREOF, the Bank has caused this document to be executed by its duly authorized officer on this      day of                 , 2007.

1ST CENTENNIAL BANK

Director:	By:

Its:

(i)

(ii)

DIRECTORS DEFERRED COMPENSATION PLAN

BENEFICIARY DESIGNATION

TO:	The Administrator of 1st Centennial Bank

Pursuant to the provisions of my Directors Deferred Compensation Plan with 1st Centennial Bank permitting the designation of a beneficiary or beneficiaries by a participant, I hereby designate the following persons and entities as primary and secondary beneficiaries of any benefit under said Agreement payable by reason of my death:

NOTE:	To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

In the event the primary beneficiary is not the spouse of Director, the spouse of Director will need to sign the Spousal Consent below and such signature must be notarized.

Primary Beneficiary:

Name	Address	Relationship

Secondary (Contingent) Beneficiary:

Name	Address	Relationship

THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION IS HEREBY RESERVED. ANY PRIOR DESIGNATION OF PRIMARY BENEFICIARIES AND SECONDARY BENEFICIARIES IS HEREBY REVOKED.

The Administrator shall pay all sums payable under the Agreement by reason of my death to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary Beneficiary, and if no named beneficiary survives me, then the Administrator shall pay all amounts in accordance with the terms of my Directors Deferred Compensation Plan. In the event that a named beneficiary survives me and dies prior to receiving the entire benefit payable under said Agreement then and in that event, the remaining unpaid benefit payable according to the terms of my Directors Deferred Compensation Plan shall be payable to the personal representatives of the estate of said beneficiary who survived me but died prior to receiving the total benefit provided by my Directors Deferred Compensation Plan.

Name: “Director”

Dated:

CONSENT OF THE DIRECTOR’S SPOUSE

TO THE ABOVE BENEFICIARY DESIGNATION:

I,                     , being the spouse of                     , after being afforded the opportunity to consult with independent counsel of my choosing, do hereby acknowledge that I have read, agree and consent to the foregoing Beneficiary Designation which relates to Directors Deferred Compensation Plan entered into by my spouse on July 20, 2007. I understand that the above Beneficiary Designation adversely affects my community property interest in the benefits provided for under the terms of Directors Deferred Compensation Plan. I understand that I have been advised to consult with an attorney of my choice prior to executing this consent, so that such attorney can explain the effects of this consent.

Dated:
Spouse

CERTIFICATE OF ACKNOWLEDGMENT

OF NOTARY PUBLIC

State of California	)
	)	ss.
County of	)

On                             , before me,                             , Notary Public, State of California, personally appeared

☐	personally know to me—OR

☐	proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)	Notary Public State of California

Capacity Claimed by Signer:

☐	Individual(s) Signing for Oneself/Themselves

Title or Type of Document:

Date of Document:

Number of Pages:

Signer(s) Other Than Named Above: